UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

LEARNING CARE GROUP, INC.

(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 697-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 18, 2004, Paula L. Gavin tendered her resignation as a director of the Company. The resignation will be effective September 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING CARE GROUP, INC.
Date: August 26, 2004	By:	/s/ Frank M. Jerneycic
Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer